                                                                    Exhibit 10.1





                                 LOAN FACILITY



                                    between



                  LESHAN-PHOENIX SEMICONDUCTOR COMPANY LIMITED




                                      and



                    INDUSTRIAL AND COMMERCIAL BANK OF CHINA

                                 LESHAN BRANCH








                               NOVEMBER 17, 2000

Loan Facility

     Exhibit A      Foreign Exchange Loan Contract

     Exhibit B      Renminbi Loan Contract

     Exhibit C      Mortgage Contract

                                                               EXECUTION VERSION

THIS LOAN FACILITY (together with the Appendices hereto, this "Facility") is entered into on November 17, 2000 by

     Leshan-Phoenix Semiconductor Company Limited, a Sino-foreign equity joint venture limited liability company duly organized and existing under the laws of the People's Republic of China ("China") with its registered address at 27A, West People's Road, Leshan City, Sichuan, China ("Party A"); and

     Industrial and Commercial Bank of China, Leshan City Branch, acting through its office at 4, Zi Yun Hou Street, Central District, Leshan City, Sichuan, China ("Party B").

WHEREAS Party A has requested Party B to extend a certain loan facility to it and Party B is willing to do so on the terms and conditions set forth herein.

NOW it is therefore agreed as follows:

1.   Loan Amount and Draw-down

     1.1 Subject to the terms and conditions of this Facility, Party B hereby agrees to make available to Party A a loan facility in an amount equal to Twenty Million US Dollars (US$20,000,000), such amount to be divided into two separate loan facilities, one of RMB33,200,000 (the "RMB Portion") and one of US$16,000,000 (the "US$ Portion" and together with the RMB Portion, the "Loan Facility").

     1.2 Party A may draw down funds under the Loan Facility from time to time for a period of six months following the date of this Facility. Party A will provide Party B with written notice of its intent to draw down funds under this Facility not less than seven business days prior to the date of such a draw-down. The maximum amount that may be borrowed in single-draw-down under the US$ Portion shall be less than US$4,000,000 and less than RMB15,000,000 under the RMB Portion. The total amount outstanding at any time under all draw-downs under this Facility may exceed the US$ equivalent of US$4,000,000, but shall at all times be less than the US$ equivalent of US$20,000,000. (For all purposes of determining the US$ equivalent of any RMB amount in respect of this Facility, the exchange rate of US$1:RMB8.3 shall be used.)

     1.3 At the time of each draw-down, Party A and Party B shall execute a loan contract substantially in the form of Exhibit A (for draw-downs under the US$ Portion) and Exhibit B (for draw-downs under the RMB Portion) (each, a "Loan Contract"), at least seven business days prior to the proposed date of such draw-down.

2.   Interest and Fees

     2.1 Interest on each draw-down in US$ will accrue at a rate not to be higher than the base interest rate charged by Party B for six-year term loans adjusted every six months (as such rate is published by Party B's Head Office) as of the date Party A provides notice of its intent to make a draw-down in US$. Interest on each draw-down in RMB will accrue at a rate not to be higher than the base interest rate for six-year term loans adjusted once every year (as published by the People's Bank of China) as of the date Party A provides notice of its intent to make a draw-down in RMB. The specific interest rate applicable to each draw-down shall be listed in the relevant Loan Contract.

2.2 Interest on the amount of each draw-down will be paid quarterly in arrears on the 20th day of the last month of each calendar quarter. Payments of interest will be made in the currency of the draw-down to which such payment of interest relates. If any payment of interest is not made when due, interest will accrue on such unpaid interest at the interest rate applicable to that draw-down.

2.3 Neither this Facility nor any draw-down will be subject to any documentation fee, origination fee or other fee imposed by Party B. The loan will not be subject to prepayment fees or termination fees, provided that Party A will be required to provide 15 business day's advance notice of any prepayment.

3.   Repayment and Prepayment
     ------------------------

3.1 The principal of each draw-down will be due on the third anniversary of the Loan Contract for such draw-down. Party A will repay the principal amount of each draw-down as a single repayment. All repayments of principal will be made in the currency of the draw-down to which such repayment or payment of interest relates.

3.2 At the request of Party A, such request to be delivered to Party B not later than five business days prior to the due date of such draw-down, the term for repayment of any draw-down will be extended by Party B for an additional period not to exceed three years. All such extensions of maturity on the same terms applied at the time of the original draw-down.

3.3 Party A shall repay the loan and interest thereon using its sales revenue, cash freed up from depreciation, profit and other revenue.

3.4 Upon 15 business days' prior written notice to Party B, Party A may prepay any draw-down in whole or in part; provided, that such prepayment shall be accompanied by payment of all accrued interest to but excluding the date of such prepayment.

4.   Security
     --------

4.1 At the time each Loan Contract entered into, Party A shall identify and grant a security interest in certain of its equipment, the book-value (as recorded on the records of Party A) of which shall be 142.5% of the amount of such Loan Contract, to Party B. The value of all property securing the Loan Facility will not at any time exceed the equivalent of US$28,500,000. The terms and form of security interest shall be provided in a separate agreement substantially in the form of Exhibit C to be signed by the parties.

5.   Others
     ------

5.1  Each of Party A and Party B represents and warrants to each other that:

                                       2


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          (a)  It possesses full power and authority to enter into this Facility and to perform its obligations hereunder.

          (b) It is in compliance with all material laws, rules, regulations, decrees and orders, and all interpretations thereof, of all governmental authorities having jurisdiction over it, its business, finances, operations or its properties.

          (c) Its representative, whose signature is affixed hereto, has been fully authorized to sign on its behalf pursuant to a valid power of attorney or as evidenced by a valid legal representative certificate.

     5.2 This Facility shall become effective upon its execution by the parties hereto.

     5.3  All exhibits hereto shall form an integral part of this Facility.

     5.4 In the event of any conflict between this Facility, any Loan Contract and any security agreement relating to any Loan Contract, this Facility shall take precedence.

     5.5 Any amendment or supplement to this Facility shall be made by a written agreement signed by each of the parties.

     5.6 This Facility consists of an English language version and a Chinese language version, both of which have been examined and confirmed by the partes to be identical in all material respects. The English and Chinese language versions shall have the same legal effect. In the event of any discrepancy between the English and Chinese language versions, the parties shall consult to reach an agreement on the discrepancy based on the principle of equality and mutual understanding. If no agreement is reached through consultation within 30 days of the first such consultation, the dispute shall be submitted for exclusive and final settlement before the China International Economic and Trade Arbitration Commission. This Facility is executed in 4 originals in the English language and 4 originals in the Chinese language, and each party shall retain 2 originals of each language.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Facility on the date first above written.

LEASHAN-PHOENIX SEMICONDUCTOR COMPANY LIMITED

By:  /s/
     Name:
     Title: Authorized Representative

INDUSTRIAL & COMMERCIAL BANK OF CHINA, LESHAN CITY BRANCH

By:  /s/
     Name:
     Title: Authorized Representative

                                                                       Exhibit A

                                                        Contract Number: _______

                         FOREIGN EXCHANGE LOAN CONTRACT

BORROWER (PARTY A):           LESHAN-PHOENIX SEMICONDUCTOR COMPANY LIMITED

Residence (Address):          27A, West People's Road, Leshan City, Sichuan
                              Province, China

Legal Representative:

LENDER (PARTY B):             INDUSTRIAL & COMMERCIAL BANK OF CHINA, LESHAN
                              CITY BRANCH

Residence (Address):          4, Zi Yun Hou Street, Central District, Leshan
                              City, Sichuan Province, China

Legal Representative
(Person in Charge):

                                TABLE OF CONTENT

ARTICLE 1 TYPE OF THE LOAN ................................................... 1

ARTICLE 2 USE OF PROCEEDS .................................................... 1

ARTICLE 3 CURRENCY, AMOUNT AND TERM OF THE LOAN .............................. 1

ARTICLE 4 INTEREST RATE AND COMPUTATION OF INTEREST .......................... 2

ARTICLE 5 SOURCES OF REPAYMENT FUNDS, MANNER OF REPAYMENT .................... 2

ARTICLE 6 SECURITY ........................................................... 3

ARTICLE 7 RIGHTS AND OBLIGATIONS OF EACH PARTY ............................... 3

ARTICLE 8 LIABILITY FOR BREACH OF CONTRACT ................................... 5

ARTICLE 9 EFFECT, CHANGE, CANCELLATION AND TERMINATION OF THE CONTRACT ....... 6

ARTICLE 10 SETTLEMENT OF DISPUTES ............................................ 7

ARTICLE 11 MISCELLANEOUS ..................................................... 7

ARTICLE 12 ADDITIONAL PROVISIONS ............................................. 7

Party A has applied for a loan from Party B for the purpose described in Section
2.1. Party B has agreed to provide the loan to Party A. In order to specify the rights and obligations of each party, in accordance with the Contract Law, the Lending General Provisions and other relevant laws & regulations and after discussion conducted on a basis of equality, Party A and Party B conclude this
Contract:

                                   ARTICLE 1

                                TYPE OF THE LOAN

1.1.   The loan under this Contract is a medium term loan.

                                   ARTICLE 2

                                USE OF PROCEEDS

2.1. The proceeds of the loan under this Contract shall be used for payments relating to Party A's operations.

2.2. Party A shall not change the usage of the loan proceeds provided under this Contract without the written consent of Party B.

                                   ARTICLE 3

                     CURRENCY, AMOUNT AND TERM OF THE LOAN

3.1. The currency of the loan under this Contract shall be US Dollars and the amount shall be three million (in words) US$3,000,000 (numbers). (In the event any amount in words is different from that in numbers, the amount in words shall prevail. This same rule shall apply throughout this Contract.)

3.2. The term of the loan under this Contract shall be 36 months, from Dec. 13, 2000 (date/month/year) to Dec. 12, 2003 (date/month/year).

3.3. Party A shall draw-down the loan in one lump sum on the first date of the term pursuant to Section 3.2 of this Contract; in case of special circumstance, the draw-down date can be moved up or delayed up to seven days with the written consent of Party B. The actual date of the draw-down and the date of repayment shall be the dates recorded in the receipt for the loan [signed] by Party A and Party B. The loan receipt and the draw-down voucher shall be an integral part of this Contract. Except for the dates, if there are any other discrepancies between other records and this Contract, this Contract shall prevail.

3.4. Party A shall register this loan in local office of the State Administration of Foreign Exchange and submit a copy of such registration to Party B in order to draw-down the loan.

                                   ARTICLE 4

                   INTEREST RATE AND COMPUTATION OF INTEREST

4.1. The interest rate and computation of interest for the loan under this Contract shall be as follows:

     4.1.1. Party B's floating interest rate applicable for loans of six years, adjusted every six months shall be applied to the loan under this Contract.

     4.1.2. The interest rate of the 1st six-month period shall be ____% per annum.

     4.1.3. The interest rates of the 2nd and all subsequent six-month periods will be determined by Party B according to its then prevailing interest rates for similar loans. Party A will be notified in writing within thirty days after any change in the interest rate. However, the delivery or non-delivery of such notice shall not affect the implementation of this Contract and any changes in the interest rate.

     4.1.4. Interest on the loan under this Contract shall be accrue on a daily basis and be payable on the 20th day of the last month of each calendar quarter.

     4.1.5. Interest shall accrue from the date of draw-down. The final payment of accrued interest shall be paid together with repayment of the principal amount of the loan.

                                   ARTICLE 5

                SOURCES OF REPAYMENT FUNDS, MANNER OF REPAYMENT

5.1. The source of funds which Party A will use for the repayment of both principal and interest of the loan shall include, but is not limited to:

     5.1.1.  Sales revenue, depreciation and profit;

     5.1.2.  Other revenue.

5.2. Notwithstanding any agreement on the source of Party A's funds for repayment in any other contracts to which Party A is party, such agreement shall not affect Party A's performance of its repayment obligation under this Contract. In any case, Party A shall not rely on Section 5.1 in order to refuse to perform its repayment obligation under this Contract.

5.3. Party A shall timely pay all accrued interests as provided under this Contract and repay the principal of the loan when due.

5.4. Before the date on which any payment of interest or repayment of principal provided in this Contract is due, Party A shall deposit sufficient funds in its bank account at Party B and authorize Party B to deduct such amount from Party A's account on the date on which such payment of interest or repayment of principal is due.

                                   ARTICLE 6

                                    SECURITY

6.1. The form of security for the loan under this Contract shall be a mortgage.

6.2. PARTY A AND PARTY B SHALL CONCLUDE A SECURITY AGREEMENT (No.    ) for the
     specific security described under this Contract.

6.3. In the event of a change in the value of the security under this Contract has had a material adverse effect on Party B's creditor rights, Party A shall, upon notice by Party B, provide additional security so that the total value of security is equal to the value prior to such change.

                                   ARTICLE 7

                      RIGHTS AND OBLIGATIONS OF EACH PARTY

7.1. Rights and Obligations of Party A.

     7.1.1. Party A shall draw and use the loan in accordance with the term and usage provided in this Contract;

     7.1.2. Party A shall not prepay the loan without providing Party B with fifteen days' written notice of its intention to prepay;

     7.1.3. Party A shall be responsible for the truthfulness, accuracy and completeness of all the materials provided by Party A in connection with the application for the loan;

     7.1.4. Party A shall voluntarily accept Party B's investigation, supervision and monitoring of the use of the loan under this Contract pursuant to laws and regulations, administrative rules and industrial practice;

     7.1.5. Party A shall actively coordinate with Party B's investigation, supervision and monitoring of Party A's manufacturing, operations and financial status and provide Party B with profit & loss statement, balance sheet and other financial information which it prepares in the ordinary course of business for any relevant period;

     7.1.6. Party A shall repay the principal and pay the interest for the loan as provided in this Contract;

     7.1.7. Party A shall pay relevant costs which arise under this Contract, including, but not limited to, the expenses of a notary, authentication, appraisal and registration fees which are required by applicable laws and regulations, administrative rules and industrial practice;

     7.1.8. Party A shall, within three days after its receipt of any repayment reminder sent by Party B via mail or other methods, send back an acknowledgement of receipt to Party B via mail;

     7.1.9. In the event Party A proposes to be engaged in activities such as changing its corporate structure into a company limited by shares, beginning joint operations with another entity, merger, a material acquisition, entering into an equity joint venture, spin-off or split-off, a reduction in its registered capital, equity transfers, transfer of material assets, contracting and leasing of its operation (as a whole) or any other action which will be significant enough to affect the realization of Party B's rights under this Contract, Party A shall notify Party B at least thirty days prior to undertaking such activities and obtain Party B's written consent prior to taking such action. Otherwise Party A shall not engage in any of the above activities before its debt under this Contract is repaid in full;

     7.1.10. Party A shall notify Party B in writing of any change in its business registration items, such as location, mailing address, business scope, legal representatives etc. within seven days of such change;

     7.1.11. Party A shall notify immediately Party B in writing of any events which may threaten Party A's normal business or have material adverse effect on Party A's ability to perform its repayment obligations under this Contract, including, but not limited to, material economic disputes, bankruptcy, deterioration of financial condition, etc.;

     7.1.12. In the event Party A's business is closed, dissolved, suspended for restructuring, or its business license is revoked or cancelled, Party A shall notify Party B in writing within five days of such event and the parties shall try to work out a new schedule for the repayment of principal and payment of interest.

7.2  Rights and Obligations of Party B

     7.2.1. Party B shall have the right to request Party A to provide all information relevant to this loan;

     7.2.2. Party B shall have the right to deduct from Party A's account with Party B the principal, interest, interest on interest, penalty interest and all other expenses payable as provided in this Contract or as required by laws and regulations;

     7.2.3. In case Party A evades Party B's supervision or delays the repayment of principal or payment of interest, thus committing a material breach of this Contract, Party B shall have the right to apply lending sanctions against Party A (for example, not to provide additional loans to Party A).

     7.2.4. Party B shall provide the full amount of the loan to Party A on schedule as provided in this Contract (unless the delay is caused by Party A).

     7.2.5. Party B shall keep confidential all the documents, materials and information provided by Party A relating to its borrowing, financial condition, production, operations, etc. unless otherwise provided in this Contract or required by laws and regulations.

                                   ARTICLE 8

                        LIABILITY FOR BREACH OF CONTRACT

8.1. After this Contract becomes effective, each of the Party A and Party B shall perform its obligations as provided under this Contract. Any party who fails to perform all or part of its obligations as provided under this Contract shall be liable for its breach of the Contract in accordance with law.

8.2. If Party A fails to draw-down the loan as provided in Section 3.3 of this Contract, Party B shall have the right to charge penalty interest on the delayed amount compounded daily payable in arrears at the interest rate provided in this Contract.

8.3. If Party B fails to execute and provide the loan as provided in Section 3.3 of this Contract, Party B shall pay penalty interest on the delayed amount compounded daily payable in arrears at the interest rate proved in this Contract.

8.4. Party B shall the right to charge interest based on the term and interest rate provided under this Contract if Party A prepays the loan under this Contract without fifteen days' advance notice to Party B.

8.5. If Party A fails to repay any principal or pay any interest on the loan when due under this Contract, Party B shall have the right to establish a schedule for repayment, deduct the amount due from any of Party A's bank accounts with Party B, and concurrently charge on the overdue amount additional interest at a rate which is 20% of the interest rate under this Contract and charge interest calculated at a compound rate on the overdue interest.

8.6. If Party A fails to use the loan for the purposes specified under this Contract, Party B shall have the right to accelerate part or all of the loan amount or terminate the Contract, and to charge on the amount and duration of unauthorized use an additional interest which is 50% of the interest rate under this Contract and charge compound rate on the overdue interest.

8.7. If the events of breach described in Section 8.5 and 8.6 occur concurrently in connection with Party A's use of the loan, Party B may select the penalty provided by either, but not both, sections.

8.8. In the event any of the following events occur, Party A shall within seven days after receipt of Party B's notice of such an event correct the noticed event and provide remedy satisfactory to Party B. Otherwise, Part B shall have the right to accelerate part or all of the loan amount. In the event Party B accelerates the loan but does not receive prompt payment from Party A, Party B shall charge penalty interest at the same rate applied to the overdue amount on a daily basis.

     8.8.1. Party A provides false balance sheet, profit & loss statement or other financial information or holds back material information therein;

     8.8.2. Party A refuses Party B's monitoring of the use of loan proceeds, its relevant manufacturing, operations or financial activities;

     8.8.3. Party A transfers or disposes of, or threatens to transfer or dispose of, substantial part of its assets without Party B's consent;

     8.8.4. All or a substantial part of Party A's assets are possessed by other creditors, taken over by designated trustees, receivers or similar personnel or its assets are detained or frozen, and such action may be expected to cause material loss to Party B;

     8.8.5. The security of Party B's creditor rights is threatened as a result of Party A, without Party B's consent, engaging in activities such as changing its corporate structure into a company limited by shares, beginning joint operations with another party, merger, entering into a material acquisition, entering into an equity joint venture, spin-off or split-off, making a reduction in its registered capital, conducting an equity transfer, contracting and leasing its operation (as a whole) or other action significant enough to affect the realization of Party B's rights;

     8.8.6. Party A changes its business registration items such as location, mailing address, business scope, legal representative, or makes significant external investment, which seriously affects or threatens the realization of Party B's creditor rights;

     8.8.7. Party A is involved in any material economic disputes or its financial condition is materially deteriorating, and such deterioration seriously affects or threatens the realization of Party B's creditor rights;

     8.8.8. Any other material event which may threaten the realization of Party B's creditor rights under the Contract, or cause material loss to Party B.

                                   ARTICLE 9

          EFFECT, CHANGE, CANCELLATION AND TERMINATION OF THE CONTRACT

9.1. This Contract shall be effective upon the execution and affixing of the company seal of both parties. If a security contract is required, this Contract shall become effective when such security contract becomes effective. This Contract shall terminate on the date when the principal, interest, compound interest, penalty interest, default penalty and all other payable expenses under this Contract are fully paid.

9.2. In the event any of the following events occurs, Party B shall have the right to terminate this Contract, and require Party A to accelerate repayment of all principal and payment of interest of the loan and compensate for Party B's losses:

     9.2.1. Party A's business is closed, dissolved, suspended for restructuring, or its business license is revoked or cancelled;

     9.2.2. The change in the security under this Contract has had an adverse effect on Party B's creditor rights and Party A fails to provide other security required by Party B;

     9.2.3.  Other material breach by Party A of this Contract.

9.3. If Party A provides Party B with a written request to extend the term of this loan thirty days before the due date for repayment of the principal as provided under Section 3.2., the due date for the loan shall be extended and the parties shall execute an extension agreement. This Contract shall remain in effect, mutatis mutandi, until the extension agreement is executed by both parties.

9.4. Except as otherwise provided under this Contract, neither Party A nor Party B may change or terminate this Contract without the consent of the other party. If there is indeed a need to change or terminate this Contract, Party A and Party B shall discuss and reach an agreement in writing. This Contract shall remain effective until the parties execute a written agreement reflecting such change or termination.

                                   ARTICLE 10

                             SETTLEMENT OF DISPUTES

10.1. In the event a dispute arises between Party A and Party B in connection with the implementation of this Contract, the parties shall attempt to settle such dispute through consultations. If no settlement is reached through consultations within thirty days of the first consultation, the dispute shall be settled in accordance with Section 10.1.1:

       10.1.1. Such dispute shall be submitted for exclusive and final settlement before the China International Economic and Trade Arbitration Commission ("CIETAC") in accordance with the CIETAC rules in effect at the time such dispute is submitted to it, which rules are deemed to be incorporated by reference into this Section. Arbitration shall take place in at CIETAC, Beijing, China. The arbitration award shall be non-appealable, final and binding on the parties. Unless otherwise specified in the arbitration award, the costs of the proceeding shall be borne by the losing party.

                                   ARTICLE 11

                                 MISCELLANEOUS

11.1. In the event of any conflict between this Contract and the Loan Facility, the Loan Facility shall take precedence.

                                   ARTICLE 12

                             ADDITIONAL PROVISIONS

12.1. The appendices to this Contract shall form an integral part of this Contract and shall have the same force and effect as this Contract itself.

12.2. In connection with the implementation of this Contract, if any of the date for draw-down or repayment is not a banking business day, then such date shall be extended to the following banking business day.

Party A (corporate chop):          Party B (corporate chop):
Legal Representative:              Legal Representative (Person in Charge):
(or Authorized Representative)     (or Authorized Representative)

(date/month/year)                  (date/month/year)

[LESHAN-PHOENIX SEMICONDUCTOR      /s/
       CO. LTD. SEAL]

/s/                                /s/

Nov. 17, 2000

                                                                       Exhibit B

                                                             Contract Number: 66

                             RENMINBI LOAN CONTRACT

BORROWER (PARTY A):      LESHAN-PHOENIX SEMICONDUCTOR COMPANY LIMITED

Residence (Address):     27A, West People's Road, Leshan City,
                         Sichuan Province, China

Legal Representative:

LENDER (PARTY B):        INDUSTRIAL & COMMERCIAL BANK OF CHINA,
                         LESHAN CITY BRANCH

Residence (Address):     4, Zi Yun Hou Street, Central District, Leshan City,
                         Sichuan Province, China

Legal Representative
(Person in Charge):

                                TABLE OF CONTENT

ARTICLE 1 TYPE OF THE LOAN ................................................ 1

ARTICLE 2 USE OF PROCEEDS ................................................. 1

ARTICLE 3 CURRENCY, AMOUNT AND TERM OF THE LOAN ........................... 1

ARTICLE 4 INTEREST RATE AND COMPUTATION OF INTEREST ....................... 1

ARTICLE 5 SOURCES OF REPAYMENT FUNDS, MANNER OF REPAYMENT ................. 2

ARTICLE 6 SECURITY ........................................................ 2

ARTICLE 7 RIGHTS AND OBLIGATIONS OF EACH PARTY ............................ 3

ARTICLE 8 LIABILITY FOR BREACH OF CONTRACT ................................ 4

ARTICLE 9 EFFECT, CHANGE, CANCELLATION AND TERMINATION OF THE CONTRACT .... 6

ARTICLE 10 SETTLEMENT OF DISPUTES ......................................... 7

ARTICLE 11 MISCELLANEOUS .................................................. 7

ARTICLE 12 ADDITIONAL PROVISIONS .......................................... 7

Party A has applied for a loan from Party B for the purpose described in
Section 2.1. Party B has agreed to provide the loan to Party A. In order to specify the rights and obligations of each party, in accordance with the Contract Law, the Lending General Provisions and other relevant laws & regulations and after discussion conducted on a basis of equality, Party A and Party B conclude this Contract:

                                   ARTICLE I

                                TYPE OF THE LOAN

1.1. The loan under this Contract is a medium term loan.

                                   ARTICLE 2

                                USE OF PROCEEDS

2.1. The proceeds of the loan under this Contract shall be used for payments relating to Party A's operations.

2.2. Party A shall not change the usage of the loan proceeds provided under this Contract without the written consent by Party B.


                                   ARTICLE 3

                     CURRENCY, AMOUNT AND TERM OF THE LOAN

3.1. The currency of the loan under this Contract shall be Renminbi and the amount shall be four million (in words) 4,000,000 (numbers). (In the event any amount in words is different from that in numbers, the amount in words shall prevail. This same rule shall apply throughout this Contract).

3.2. The term of the loan under this Contract shall be 36 months, from Dec 14, 2000 (date/month/year) to Dec 13, 2003 (date/month/year).

3.3. Party A shall draw-down the loan in one lump sum on the first date of the term pursuant to Section 3.2 of this Contract; in case of special circumstance, the draw-down date can be moved up or delayed up to seven days with the written consent of Party B. The actual date of the draw-down and the date of repayment shall be the dates recorded in the receipt for the loan [signed] by Party A and Party B. The loan receipt and the draw-down voucher shall be an integral part of this Contract. Except for the dates, if there are any other discrepancies between other records and this Contract, this Contract shall prevail.

                                   ARTICLE 4

                   INTEREST RATE AND COMPUTATION OF INTEREST

4.1. The interest rate and computation of interest for the loan under this Contract shall be as follows:

     4.1.1. The interest rate applicable for loans of six years (as published by the People's Bank of China), adjusted once every year shall be applied to the loan under this Contract.

       4.1.2.  The interest rate of the first period shall be 6.125% per annum.

       4.1.3. The interest rates of the second and all subsequent periods will be determined by Party B according to its then prevailing interest rates for similar loans. Party A will be notified in writing within thirty days after any change in the interest rate. However, the delivery or non-delivery of such notice shall not affect the implementation of this Contract and any changes in the interest rate.

       4.1.4. Interest on the loan under this Contract shall be accrue on a daily basis and be payable on the 20th day of the last month of each calendar quarter.

       4.1.5. Interest shall accrue from the date of draw-down. The final payment of accrued interest shall be paid together with repayment of the principal amount of the loan.

                                   ARTICLE 5

                SOURCES OF REPAYMENT FUNDS, MANNER OF REPAYMENT

5.1. The source of funds which Party A will use for the repayment of both principal and interest of the loan shall include, but is not limited to:

       5.1.1.  Sales revenue, depreciation and profit;

       5.1.2.  Other revenue.

5.2. Notwithstanding any agreement on the source of Party A's funds for repayment in any other contracts to which Party A is party, such agreement shall not affect Party A's performance of its repayment obligation under this Contract. In any case, Party A shall not rely on
       Section 5.1 in order to refuse to perform its repayment obligation under this Contract.

5.3. Party A shall timely pay all accrued interests as provided under this Contract and repay the principal of the loan when due.

5.4. Before the date on which any payment of interest or repayment of principal provided in this Contract is due, Party A shall deposit sufficient funds in its bank account at Party B and authorize Party B to deduct such amount from Party A's account on the date on which such payment of interest or repayment of principal is due.

                                   ARTICLE 6

                                    SECURITY

6.1. The form of security for the loan under this Contract shall be a mortgage.

6.2. Party A and Party B shall conclude a security agreement (No. 66) for the specific security described under this Contract.

6.3. In the event of a change in the value of the security under this Contract has had a material adverse effect on Party B's creditor rights, Party A shall, upon notice by Party B, provide additional security so that the total value of security is equal to the value prior to such change.

                                   ARTICLE 7

                      RIGHTS AND OBLIGATIONS OF EACH PARTY

7.1.   Rights and Obligations of Party A.

       7.1.1. Party A shall draw and use the loan in accordance with the term and usage provided in this Contract;

       7.1.2. Party A shall not prepay the loan without providing Party B with fifteen days' written notice of its intention to prepay;

       7.1.3. Party A shall be responsible for the truthfulness, accuracy and completeness of all the materials provided by Party A in connection with the application for the loan;

       7.1.4. Party A shall voluntarily accept Party B's investigation, supervision and monitoring of the use of the loan under this Contract pursuant to laws and regulations, administrative rules and industrial practice;

       7.1.5. Party A shall actively coordinate with Party B's investigation, supervision and monitoring of Party A's manufacturing, operations and financial status and provide Party B with profit & loss statement, balance sheet and other financial information which it prepares in the ordinary course of business for any relevant period;

       7.1.6. Party A shall repay the principal and pay the interest for the loan as provided in this Contract;

       7.1.7. Party A shall pay relevant costs which arise under this Contract, including, but not limited to, the expenses of a notary, authentication, appraisal and registration fees which are required by applicable laws and regulations administrative rules and industrial practice;

       7.1.8. Party A shall, within three days after its receipt of any repayment reminder sent by Party B via mail or other methods, send back an acknowledgement of receipt to Party B via mail;

       7.1.9. In the event Party A proposes to be engaged in activities such as changing its corporate structure into a company limited by shares, beginning joint operations with another entity, merger, a material acquisition, entering into an equity joint venture, spin-off or split-off, a reduction in its registered capital, equity transfers, transfer of material assets, contracting and leasing of its operation (as a whole) or any other action which will be significant enough to affect the realization of Party B's rights under this Contract, Party A shall notify Party B at least thirty days prior to undertaking such activities and obtain Party B's written consent prior to taking such action. Otherwise Party A shall not engage in any of the above activities before its debt under this Contract is repaid in full;

     7.1.10. Party A shall notify Party B in writing of any change in its business registration items, such as location, mailing address, business scope, legal representatives etc. within seven days of such change;

     7.1.11. Party A shall notify immediately Party B in writing of any events which may threaten Party A's normal business or have material adverse effect on Party A's ability to perform its repayment obligations under this Contract, including, but not limited to, material economic disputes, bankruptcy, deterioration of financial condition, etc.;

     7.1.12. In the event Party A's business is closed, dissolved, suspended for restructuring, or its business license is revoked or cancelled, Party A shall notify Party B in writing within five days of such event and the parties shall try to work out a new schedule for the repayment of principal and payment of interest.

7.2. Rights and Obligations of Party B

     7.2.1. Party B shall have the right to request Party A to provide all information relevant to this loan;

     7.2.2. Party B shall have the right to deduct from Party A's account with Party B the principal, interest, interest on interest, penalty interest and all other expenses payable as provided in this Contract or as required by laws and regulations;

     7.2.3. In case Party A evades Party B's supervision or delays the repayment of principal or payment of interest, thus committing a material breach of this Contract, Party B shall have the right to apply lending sanctions against Party A (for example, not providing additional loans to Party A).

     7.2.4. Party B shall provide the full amount of the loan to Party A on schedule as provided in this Contract (unless the delay is caused by Party A).

     7.2.5. Party B shall keep confidential all the documents, materials and information provided by Party A relating to its borrowing, financial condition, production, operation, etc. unless otherwise provided in this Contract or required by laws and regulations.

                                   ARTICLE 8

                        LIABILITY FOR BREACH OF CONTRACT

8.1. After this Contract becomes effective, each of the Party A and Party B shall perform its obligations as provided under this Contract. Any party who fails to perform all or part of its obligations as provided under this Contract shall be liable for its breach of the Contract in accordance with law.

8.2. If Party A fails to draw-down the loan as provided in Section 3.3 of this Contract, Party B shall have the right to charge penalty interest on the delayed amount compounded daily payable in arrears at the interest rate provided in this Contract.

8.3. If Party B fails to execute and provide the loan as provided in Section 3.3 of this Contract, Party B shall pay penalty interest on the delayed amount compounded daily payable in arrears at the interest rate provided in this Contract.

8.4. Party B shall the right to charge interest based on the term and interest rate provided under this Contract if Party A prepays the loan under this Contract without fifteen days' advance notice to Party B.

8.5. If Party A fails to repay any principal or pay any interest on the loan when due under this Contract, Party B shall have the right to establish a schedule for repayment, deduct the amount due from any of Party A's bank accounts with Party B, and concurrently charge on the overdue amount additional interest at a rate which is 20% of the interest rate under this Contract and charge interest calculated at a compound rate on the overdue interest.

8.6. If Party A fails to use the loan for the purposes specified under this Contract, Party B shall have the right to accelerate part or all of the loan amount or terminate the Contract, and to charge on the amount and duration of unauthorized use an additional interest which is 50% of the interest rate under this Contract and charge compound rate on the overdue interest.

8.7. If the events of breach described in Section 8.5 and 8.6 occur concurrently in connection with Party A's use of the loan, Party B may select the penalty provided by either, but not both, sections.

8.8. In the event any of the following events occur, Party A shall within seven days after receipt of Party B's notice of such an event correct the noticed event an provide remedy satisfactory to Party B. Otherwise, Party B shall have the right to accelerate part or all of the loan amount. In the event Party B accelerates the loan but does not receive prompt payment from Party A, Party B shall charge penalty interest at the same rate applied to the overdue amount on a daily basis.

     8.8.1. Party A provides false balance sheet, profit & loss statement or other financial information or holds back material information therein;

     8.8.2. Party A refuses Part B's monitoring of the use of loan proceeds, its relevant manufacturing, operations or financial activities;

     8.8.3. Party A transfers or disposes of, or threatens to transfer or dispose of, substantial part of its assets without Party B's consent;

     8.8.4. All or a substantial part of Party A's assets are possessed by other creditors, taken over by designated trustees, receivers or similar personnel or its assets are detained or frozen, and such action may be expected to cause material loss to Party B;

     8.8.5. The security of Party B's creditor rights is threatened as a result of Party A, without Party B's consent, engaging in activities such as changing its corporate structure into a company limited by shares, beginning joint operations with another party, merger, entering into a material acquisition, entering into an equity joint venture, spin-off or split-off, making a reduction in its registered capital, conducting an equity transfer, contracting and leasing its operation (as a whole) or other action significant enough to affect the realization of Party B's rights;

     8.8.6. Party A changes its business registration items such as location, mailing address, business scope, legal representative, or makes significant external investment, which seriously affects or threatens the realization of Party B's creditor rights;

     8.8.7. Party A is involved in any material economic disputes or its financial condition is materially deteriorating, and such deterioration seriously affects or threatens the realization of Party B's creditor rights;

     8.8.8. Any other material event which may threaten the realization of Party B's creditor rights under the Contract, or cause material loss to Party B.


                                   ARTICLE 9

          EFFECT, CHANGE, CANCELLATION AND TERMINATION OF THE CONTRACT

9.1. This Contract shall be effective upon the execution and affixing of the company seal of both parties. If a security contract is required, this Contract shall become effective when such security contract becomes effective. This Contract shall terminate on the date when the principal, interest, compound interest, penalty interest, default penalty and all other payable expenses under this Contract are fully paid.

9.2. In the event any of the following events occurs, Party B shall have the right to terminate this Contract, and require Party A to accelerate repayment of all principal and payment of interest of the loan and compensate for Party B's losses:

     9.2.1. Party A's business is closed, dissolved, suspended for restructuring, or its business license is revoked or cancelled;

     9.2.2. The change in the security under this Contract has had an adverse effect on Party B's creditor rights and Party A fails to provide other security required by Party B;

     9.2.3.  Other material breach by Party A of this Contract.

9.3. If Party A provides Party B with a written request to extend the term of this loan thirty days before the due date for repayment of the principal as provided under Section 3.2., the due date for the loan shall be extended and the parties shall execute an extension agreement. This Contract shall remain in effect, mutatis mutandi, until the extension agreement is executed by both parties.

9.4. Except as otherwise provided under this Contract, neither Party A nor Party B may change or terminate this Contract without the consent of the other party. If there is indeed a need to change or terminate this Contract, Party A and Party B shall discuss and reach an agreement in writing. This Contract shall remain effective until the parties execute a written agreement reflecting such change or termination.


                                   ARTICLE 10

                             SETTLEMENT OF DISPUTES

10.1. In the event a dispute arises between Party A and Party B in connection with the implementation of this Contract, the parties shall attempt to settle such dispute through consultations. If no settlement is reached through consultations within thirty days of the first consultation, the dispute shall be settled in accordance with Section 10.1.1:

       10.1.1. Such dispute shall be submitted for exclusive and final settlement before the China International Economic and Trade Arbitration Commission ("CIETAC") in accordance with the CIETAC rules in effect at the time such dispute is submitted to it, which rules are deemed to be incorporated by reference into this Section. Arbitration shall take place in at CIETAC, Beijing, China. The arbitration award shall be non-appealable, final and binding on the parties. Unless otherwise specified in the arbitration award, the costs of the proceeding shall be borne by the losing party.


                                   ARTICLE 11

                                 MISCELLANEOUS

11.1. In the event of any conflict between this Contract and the Loan Facility, the Loan Facility shall take precedence.


                                   ARTICLE 12

                             ADDITIONAL PROVISIONS

12.1. The appendices to this Contract shall form an integral part of this Contract and shall have the same force and effect as this Contract itself.

12.2. In connection with the implementation of this Contract, if any of the date for draw-down or repayment is not a banking business day, then such date shall be extended to the following banking business day.

Party A (corporatechop):                Party B (corporatechop):
Legal Representative:                   Legal Representative (Person in Charge):
(or Authorized Representative)          (or Authorized Representative)

(date/month/year)                       (date/month/year)

/s/                                     (namechop)

[LESHAN-PHOENIX SEMICONDUCTOR           /s/
COMPANY LIMITED]

2000.12.1                                2000.12.1

                                                                       Exhibit C

                                                                Contract No.----

                               MORTGAGE CONTRACT

Mortgagor (Party A):     Leashan-Phoenix Semiconductor Company Limited

Residence (Address):

Legal Representative:



Mortgage (Party B):      Industrial & Commercial Bank of China, Leshan City
                         Branch

Residence (Address):

Legal Representative (Person in Charge):

                               TABLE OF CONTENTS


ARTICLE 1      REPRESENTATIONS AND WARRANTIES OF PARTY A...................1

ARTICLE 2      TYPE AND AMOUNT OF THE CREDIT COVERED BY THE SECURITY.......1

ARTICLE 3      TERM OF BORROWER'S DEBT UNDER THE MAIN CONTRACT.............1

ARTICLE 4      SCOPE OF MORTGAGE...........................................2

ARTICLE 5      MORTGAGED ASSETS............................................2

ARTICLE 6      REGISTRATION OF MORTGAGE....................................2

ARTICLE 7      POSSESSION OF THE MORTGAGED ASSETS..........................2

ARTICLE 8      INSURANCE...................................................3

ARTICLE 9      EXERCISE RIGHT OVER MORTGAGE................................3

ARTICLE 10     RIGHTS AND OBLIGATIONS OF PARTY A...........................3

ARTICLE 11     RIGHTS AND OBLIGATIONS OF PARTY B...........................5

ARTICLE 12     LIABILITY FOR BREACH OF CONTRACT............................5

ARTICLE 13     EFFECT, CHANGE, CANCELLATION AND TERMINATION OF THE
               CONTRACT....................................................6

ARTICLE 14     SETTLEMENT OF DISPUTES......................................6

ARTICLE 15     OTHER AGREEMENTS BY THE PARTIES.............................6

ARTICLE 16     APPENDICES..................................................7

ARTICLE 17     ADDITIONAL PROVISIONS.......................................7

To ensure the exercise of Party B's rights under the loan contract No. (----) (hereinafter "Main Contract") signed by Party A Leshan Phoenix Semiconductor Co. Ltd. and Party B Industrial & Commercial Bank of China Leshan City Branch on Nov. 17, 2000 (date/month/year), Party A wishes to provide a mortgage. In order to specify the rights and obligations of each party, in accordance with the Contract Law, the Security Law and other relevant laws and regulations and after discussions conducted on a basis of equality, Party A and Party B conclude this Contract:

                                   ARTICLE 1

                   REPRESENTATIONS AND WARRANTIES OF PARTY A

1.1. It is the sole, valid and legitimate owner (or operator authorized by the State) of the assets mortgaged under the Contract. There is no pending disputes over the ownership or operation rights of the mortgaged assets.

1.2. It understands the use of proceeds of loan by the borrower under the Main Contract and is willing to provide a mortgage. All of its representations under this Contract are true.

1.3. It has made sufficient and reasonable explanation of any defects in the mortgaged assets under this Contract.

1.4. The mortgaged assets under this Contract are eligible for mortgage according to law.

1.5. The mortgage under this Contract is not in violation of any restrictions applicable to Party A.

1.6. The mortgaged assets under this Contract are not under any seal-up, detention or custody arrangement under law.

1.7. If all or part of the mortgaged assets under this Contract are to be leased, it shall notify the leasees of the mortgage arrangement and report the status of the leasing to Party B in writing.


                                   ARTICLE 2

             TYPE AND AMOUNT OF THE CREDIT COVERED BY THE SECURITY

2.1. The creditor's rights covered by Party A's mortgage shall be the loans in RMB and foreign currencies Three Million US Dollars (US$3,000,000) under the Main Contract.

                                   ARTICLE 3

                TERM OF BORROWER'S DEBT UNDER THE MAIN CONTRACT

3.1. The term of the loan under the Main Contract shall be 36 months, from Dec. 13, 2000 (date/month/year) to Dec. 12, 2003 (date/month/year). The term shall be as provided in the Main Contract.

                                   ARTICLE 4

                               SCOPE OF MORTGAGE

4.1. The scope of the debt secured by the mortgage provided by Party A shall include: all principal, interest, compound interest, penalty interest, default penalty, compensation payment, expenses for realizing the mortgage right and all other expenses payable under the Main Contract.

                                   ARTICLE 5

                                MORTGAGED ASSETS

5.1. Mortgaged assets are listed in the List of Mortgaged Assets.

5.2. The value assigned to the mortgaged assets in the List of Mortgaged Assets shall not constitute the basis for the evaluation on the mortgaged assets to be conducted by Party B under Article 9 of this Contract, or form any restriction to Party B's exercise of its rights under the mortgage.

5.3. Certificates or other documents evidencing ownership of the mortgaged assets shall be confirmed and sealed off by the parties and placed with Party B for safe-keeping, unless otherwise required by laws and regulations.

                                   ARTICLE 6

                            REGISTRATION OF MORTGAGE

6.1. If required by relevant laws and regulations or agreed upon by the parties, the parties shall register the mortgage with the relevant registration office within 15 days after the execution of this Contract.

6.2. If there is any change in the items under the registration that according to applicable law requires a change in registration, the parties shall adjust the registration to reflect such change with the relevant registration office within 15 days after the occurrence of such change.

                                   ARTICLE 7

                       POSSESSION OF THE MORTGAGED ASSETS

7.1. Party A shall retain possession of the mortgaged assets under this Contract. While the mortgaged assets are in its possession, Party A shall maintain the mortgaged assets and shall not use the mortgaged assets in any unreasonable manner to cause a decrease in their value. Party B shall have the right to supervise the use of the mortgaged assets.

7.2. In the event of damage to or loss of the mortgaged assets, Party A shall promptly notify Party B and immediately take measures to prevent their further deterioration. Party A shall also provide Party B with certificates issued by relevant department in charge evidencing the cause of any damage to or loss of the mortgaged assets.

                                   ARTICLE 8

                                   INSURANCE

8.1. Party A shall purchase insurance covering basic risks from relevant insurance institutions for the mortgaged assets, within 15 days after the execution of this Contract. The duration of insurance coverage shall not be shorter than that of this Contract and the amount of the insurance shall not be less than the principle and interest of the loans under the Main Contract.

8.2. Party A shall list Party B in the relevant insurance policies as primary beneficiary. The insurance policies shall not contain any provisions restricting Party B's rights or interests.

8.3. During the term of this Contract, Party A shall not suspend or cancel the insurance described in Section 8.1 for any reason. In the event such insurance is terminated, Party B shall have the right to purchase insurance on behalf of and at the expense of Party A.

8.4. In the event a loss covered under the insurance policies is suffered by the mortgaged assets during the term of this Contract, all insurance compensation shall be used as mortgaged assets, or be used to restore the value of the mortgaged assets with consent by Party B.

                                   ARTICLE 9

                        EXERCISE OF RIGHT OVER MORTGAGE

9.1. If it exercises its right of mortgage, Party B shall have the right, upon consultation with Party A, reasonably to determine the value of the mortgaged assets, using an independent appraisal agent of good reputation, so as to set off the debt owed by the borrower under the Main Contract, or to auction or otherwise sell the mortgaged assets to receive payment on a priority basis, provided, however, that in any sale of the mortgaged assets by Party B, Party A or any affiliate of Party A shall have a right of first refusal to make such purchase on the same terms as any other buyer offering to purchase the mortgaged assets being sold.

9.2. In the event Party B disposes of the mortgaged assets as provided under Section 9.1, Party A shall provide assistance and shall not create any obstacles.

                                   ARTICLE 10

                       RIGHTS AND OBLIGATIONS OF PARTY A

10.1. After this Contract becomes effective, Party A shall not, without the written consent by Party B, subject the mortgaged assets under this Contract to any other mortgage or pledge, or lease, transfer or give away the mortgaged assets to any third party.

10.2. After this Contract becomes effective, in the event Party B transfers its creditor rights to a third party in accordance with law, Party A shall continue to be responsible for providing the mortgage as required under this Contract.

10.3. In the event any action of Party A will result in a decrease in the value of the mortgaged assets, Party A shall stop such action. In the event the value of the mortgaged assets decreases due to such action, Party A shall have the obligation to restore the value of the mortgaged assets or provide additional security of corresponding value.

10.4. In the event of the value of any mortgaged assets decreases without the fault of Party A, Party A shall use any compensation it receives to provide security to Party B. Any mortgaged assets the value of which does not decrease shall remain as security to Party B.

10.5. In the event the mortgaged assets are taken over by the State for its construction need, any compensation obtained by Party A from the State shall remain as security to Party B.

10.6. Party A shall pay relevant costs which arise under this Contract, including, but not limited to, legal fees, property insurance premiums, expenses of authentication, appraisal, registration, transfer, safe-keeping and litigation which are required by applicable laws and regulations.

10.7. Party A shall duly implement its obligation under this Contract in the event of changes such as spin-off, merger, change of corporate structure into a company limited by shares, etc. after this Contract becomes effective.

10.8. In the event the mortgage right is, or threatened to be, infringed by any third party, Party A shall notify Party B promptly and assist Party B in preventing such infringement.

10.9.     Party A shall notify Party B in writing of any of the following:

          10.9.1. Change in its operational structure, such as beginning joint operations with another entity, merger, spin-off or split-off, changing its corporate structure into a company limited by shares, contracting and leasing of its operation (as a whole), entering into an equity or a cooperative joint venture with foreign investors, etc.;

          10.9.2. Change in its business scope, registered capital or equity holding;

          10.9.3.   Material economic disputes;

          10.9.4.   Disputes over the ownership of the mortgaged assets;

          10.9.5. Bankruptcy, closing, dissolution, suspension for restructuring or revocation or cancellation of its business license; and

          10.9.6. Change in its residence, telephone number, legal representative.

10.10.    Party A shall notify Party B in writing of any of the events listed in
          10.9.1 or 10.9.2 at least 30 days prior to the occurrence of such event and within 15 days of any events listed in 10.9.3 through 10.9.6.

10.11. The borrower under the Main Contract shall have the right to request the termination of the mortgage under this Contract upon full repayment of debt under the Main Contract and Party B shall promptly comply with such request.

                                   ARTICLE 11

                       RIGHTS AND OBLIGATIONS OF PARTY B

11.1. Party B shall have the right to dispose of the mortgaged assets if Party A fails to repay any principal, pay interest or other expenses as due under the Main Contract.

11.2. Party B shall have the right to dispose of the mortgaged assets in advance and receive payment from the proceeds of such disposal if any of the following events occurs:

          11.2.1. Party B terminates the Main Contract as provided therein or in accordance with relevant laws and regulations prior to the repayment of amounts due under the Main Contract from Party A;

          11.2.2. Party B accelerates the loan as provided under the Main Contract and fails to realize all or part of its rights as a creditor.

11.3. Party B shall have the right to request Party A's assistance in preventing any infringement of Party B's mortgage right by any third party.

11.4. In the event it transfers its rights as a creditor during the term of this Contract, Party B shall notify Party A promptly.

11.5. In the event Party B disposes of the mortgaged assets under this Contract and following repayment of amounts owed by Party A under this Contract and the Main Contract, Party B has proceeds in excess of such amount, Party B shall promptly return the surplus to Party A.

                                   ARTICLE 12

                        LIABILITY FOR BREACH OF CONTRACT

12.1.     In the event the representations and warranties made by Party A in
          Article 1 of this Contract are false and as a result Party B suffers a loss, Party A shall compensate Party B for such loss.

12.2. After this Contract becomes effective, each of the parties shall fulfil its obligations hereunder. If either party fails to fulfil all or part of its obligations provided under this Contract, such party shall be responsible for its breach and compensate the other party for any loss caused by such breach.

12.3. In the event this Contract becomes void due to the fault of either party, the party in fault shall be responsible for any loss suffered by the other party as provided under this Contract.


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
                                   ARTICLE 13

          EFFECT, CHANGE, CANCELLATION AND TERMINATION OF THE CONTRACT

13.1. This Contract shall be effective upon the execution and affixing of the company seals of both parties. Provided, however, that if registration of the mortgage is required under applicable law, this Contract shall become effective when such registration of the mortgage is completed. This Contract shall terminate on the date when the principal, interest, compound interest, penalty interest, default penalty, damages, expenses in realizing creditor rights and all other payable expenses under the Main Contract are fully paid.

13.2. This Contract is independent from the Main Contract. All obligations under this Contract shall not be affected by any breach by any party under the Main Contract.

13.3. Except as otherwise provided under this Contract, neither Party A nor Party B may change or terminate this Contract without the consent of the other party. If there is a need to change or terminate this Contract, Party A and Party B shall discuss and reach an agreement regarding such change and execute a written agreement documenting the change. This Contract shall remain in full force until such a written agreement is executed. Any change or termination to this Contract shall be made in accordance with such written agreement executed by the parties.

                                   ARTICLE 14

                             SETTLEMENT OF DISPUTES

14.1. In the event a dispute arises between Party A and Party B in connection with the implementation of this Contract, the parties shall attempt to settle such dispute through consultations. If no settlement is reached through consultations within 30 days of the first such consultation, the dispute shall be settled in accordance with Section 14.1.1:

       14.1.1. Such dispute shall be submitted for exclusive and final settlement before the China International Economic and Trade Arbitration Commission ("CIETAC") in accordance with the CIETAC rules in effect at the time such dispute is submitted to it, which rules are deemed to be incorporated by reference into this Section. Arbitration shall take place at CIETAC, Beijing, China. The arbitration award shall be non-appealable, final and binding on the parties. Unless otherwise specified in the arbitration award, the costs of the proceeding shall be borne by the losing party.

                                   ARTICLE 15

                        OTHER AGREEMENTS BY THE PARTIES

15.1. The value of the mortgaged assets under this Contract shall not at any time exceed the lessor of (i) 142.5% of the outstanding balance under the Main Contract and (ii) the RMB equivalent of US$28,500,000.

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